SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) June 15, 1998



                      BONNEVILLE PACIFIC CORPORATION
                      ------------------------------
            (Exact name of registrant as specified in charter)



      Delaware               0-14846             87-0363215
      --------------------------------------------------------------
      (State or other        (Commission         (IRA Employer
      jurisdiction of        File Number)        Identification No.)
      incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.     Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period May 1, 1998 to May 31, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.     Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                          BONNEVILLE PACIFIC CORPORATION



                               /S/ Roger G. Segal
                          By:  Roger G. Segal, Chapter 11 Trustee

DATED June 15, 1998

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                           BONNEVILLE PACIFIC CORPORATION



                                /S/ R. Stephen Blackham
                           By:  R. Stephen Blackham, Assistant Controller

DATED June 15, 1998

                              INDEX TO EXHIBITS


Exhibit                                                              Page No.
-----------------------------------------------------------------------------


28.1           Monthly Financial Report - Chapter 11, for the
               period May 1, 1998 to May 31, 1998, of the
               Registrant, dated June 15, 1998 as filed by the
               Registrant with the United States Bankruptcy
               Court for the District of Utah, Central
               Division on June 15, 1998 . . . . . . . . . . . . . . . 5

                                                     MONTHLY FINANCIAL REPORT
                                                                   CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO.  91A-27701     For Period May 1 to May 31, 1998
          ---------                ---------------------

       Accounting Method Used:  [X] Accrual Basis  [ ] Cash Basis

                                  COVER SHEET

-----------------------------------------------------------------------------
                 THIS REPORT IS DUE 15 DAYS AFTER THE END
Mark One Box     OF THE MONTH.  The debtor must attach each of
For Each         the following reports/documents unless the U.S.
Required         Trustee has waived the requirement in writing.
Report/Document  File original with Clerk of Court.  File
                 duplicate with U.S. Trustee
-----------------------------------------------------------------------------
Report/
Document  Previously
Attached  Waived       REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [X]       [ ]        Cash Receipts & Disbursements Statement (Form 2-B)
  [X]       [ ]        Balance Sheet (Form 2-C)
  [X]       [ ]        Profit and Loss Statement (Form 2-D)
  [X]       [ ]        Supporting Schedules (Form 2-E)
  [X]       [ ]        Quarterly Fee Summary (Form 2-F)
  [X]       [ ]        Narrative (Form 2-G)
  [X]       [ ]        Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: June 15, 1998
             -------------

                               Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                                           /S/ R. Stephen Blackham
                               By:         R. Stephen Blackham
                               Position:   Assistant Controller

                       Statement of Chapter 11 Trustee


     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for
Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of June 1998.


                                           /S/ Roger G. Segal
                                      By:  Roger G. Segal, Chapter 11 Trustee

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                           Bankruptcy No. 91A-27701
                                  Narrative
                       For the Month Ended May 31, 1998


                                  Form 2-G


-----------------------------------------------------------------------------



Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of May 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of May and the first part of June 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

     The SEGAL V. PORTLAND GENERAL, ET AL. action in the United
     States District Court, Case No. 92-C-364-J (the "Litigation")
     has been discussed at length in the previous Monthly Financial Reports filed by the Trustee and in the Trustee's five (5)
     Annual Reports, including the Report for the period of July
     1, 1996 through June 30, 1997 filed on September 4, 1997
     concerning the Administration of the Estate.  These Reports
     (which are on file with both the Bankruptcy Court and the
     United States Securities & Exchange Commission) must be
     reviewed for an understanding of the history and nature of the Litigation, including settlements(2) reached by the Trustee.
     The Litigation has been concluded.
---------------
(1) This narrative attempts to summarize significant events affecting the Company through June 13, 1998.

(2) Each settlement agreement should be reviewed in its entirety for all terms and conditions (and consideration) of the settlement.

     The Trustee also entered into "tolling agreements" with certain persons which agreements toll the running of any applicable statute of limitation which might otherwise bar the Trustee from initiating suit against such person. The Trustee is no longer considering possible claims against any person who executed a tolling agreement and at this time the Trustee does not anticipate that litigation will be commenced against any person who entered into a tolling agreement.

     On February 12, 1998 the United States District Court for the District of Utah, the Honorable Thomas R. Brett presiding, issued an Order in Appeal No. 2:96-CV-573-B which Order affirmed the Bankruptcy Court's rulings which denied the law firm of Snell & Wilmer more than two hundred thousand dollars in asserted fees and costs which arose in connection with such firm's representation of the Debtor-in-possession. The Bankruptcy Court's original decisions are published in 147 B.R. 803 (Bankr. D. Utah 1992) and 196 B.R. 868 (Bankr. D.
     Utah 1996). The District Court's Order has not, to date, been published. The aforesaid District Court Order also provided that the estate may be required to pay $71,765.23 (plus fees and costs for November of 1992) to Snell & Wilmer for its 1992 legal services as special counsel for the Trustee. On March 19, 1998 the Trustee and Snell & Wilmer entered into a settlement of the claims which are the subject matter of the District Court Order. Pursuant to the settlement the Trustee and Snell and Wilmer agreed that neither will appeal the District Court Order and Bonneville agreed to pay to Snell & Wilmer the sum of $73,915.08 in complete and full satisfaction of all of Snell & Wilmer's claims against the estate. The settlement was conditioned upon approval by the Bankruptcy Court. A hearing on the Trustee's motion for approval of the settlement was held as scheduled on April 17, 1998 at which hearing the Court approved the settlement. The $73,915.08 was paid to Snell & Wilmer on April 22, 1998 and the settlement has been fully performed and the matter has been concluded.

     On December 1, 1997, the Trustee filed a Motion for Authority to Terminate the Debtor's ESOP and Distribute its Assets among the ESOP's 199 Participants, all of whom are past and/or present employees of the Debtor and its subsidiaries. A hearing on the Motion was held as scheduled on January 12, 1998 at which hearing the Court approved the Motion. The Company, the ESOP Trustee and the Trustee are continuing with the action necessary to terminate the ESOP and to distribute the ESOP assets to the qualified participants. The assets of the ESOP that are being distributed to the participants include an allowed, pre-petition $984,245.47 Section 510(b) equity claim against the Company arising from the ESOP's purchase of the Company's common stock.

     The Trustee and his counsel continue to monitor the Company's 50% general partnership interest in NCA #1 owned through the Company's wholly owned subsidiary, Bonneville Nevada Corporation. NCA #1 is a Nevada general partnership that owns an 85-megawatt cogeneration project located near Las Vegas, Nevada. As previously reported, Nevada Power Company ("NPC") has previously curtailed purchases of electrical power from NCA #1. However, there have been no curtailments since October of 1996. NPC & NCA #1 have reached a settlement agreement relating to curtailment issues, which settlement was subject to the approval of the Projects Lending Group and the Public Utilities Commission of Nevada ("PUCN"). The Projects Lending Group approved the Settlement Agreement and the Petition for Approval of the Settlement was filed on November 3, 1997 with the PUCN. A public hearing before the PUCN was held on April 3, 1998 concerning the Petition for approval of the settlement. The Petition for approval of the settlement on April 17, 1998 went before the PUCN as scheduled at which time the Petition (settlement) was approved. In light of the approval of the Petition (settlement) the issues being litigated between NCA #1 and NPC on appeal before the First Judicial District Court of the State of Nevada have been settled and the pending appeal will be dismissed.

     On September 27, 1996, NCA #1 was served with Findings and Notices of Violation issued by Region IX of the United States Environmental Protection Agency (the "EPA") for alleged violations of the Clean Air Act's Prevention of Significant Deterioration program applicable for the State of Nevada. Specifically, EPA alleges that NCA #1, contrary to applicable operating permits, failed to timely install "Best Available Control Technology" at the plant in the form of a selective catalytic reduction system to control NOx emissions. Management of NCA#1 has disputed the EPA's claims. Representatives of both sides of this dispute have reached an agreement in principle. Attorneys for the EPA have recently submitted a revised draft of a proposed agreement ("Consent Decree") which has been reviewed by representatives of NCA#1 and representatives of NCA #1 have provided their comments concerning the revised draft of the proposed agreement to attorneys for the EPA and which the parties anticipate will be finalized and signed sometime later this year.

The Company completed preparation of its U.S. Corporate Income Tax Return for the short year December 31, 1996, which tax return was filed on September 15, 1997 with a letter request pursuant to 11 U.S.C. Section 505 (b) for a determination of any tax owing. The Internal Revenue Service, by letter dated October 8, 1997, notified the Trustee that the tax return for the short year (beginning May 1, 1996 and ending December 31, 1996) was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1996 is only approximately $3,488,000.00. The Trustee and his tax professionals have completed an analysis of the Company's 1997 federal income tax situation and the preliminary conclusion is that the only federal tax liability for tax year ending December 31, 1997 is likely to be a relatively small amount of alternative minimum tax; however, neither the Trustee nor his tax professionals can or do make any representations concerning this preliminary conclusion as the Company's federal income tax return is subject to review by the Internal Revenue Service. Preliminary work for preparation of the 1997 U.S. Corporate Income Tax Return has generally been completed and preparation of the actual tax return is in process.

For future tax years, to the extent the Company may possess net operating loss carry forwards, the Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

In preparation for the possible reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and a hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and 1997.

On April 22, 1998 the Trustee filed with the Bankruptcy Court, the "Disclosure Statement for Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (hereafter the "Disclosure Statement"). The Trustee believes that the proposed Chapter 11 Plan which is attached to the Disclosure Statement as Exhibit "1" (hereafter "Trustee's Proposed Plan") is consistent with the provisions of the December 31, 1997 "Conditional
Letter Agreement" between the Trustee and certain creditors of the Company. The Disclosure Statement, along with all its exhibits, totals approximately 600 pages in length and a copy has been filed with the United States Securities and Exchange Commission.

The Disclosure Statement itemizes and discusses in detail all of the Company's assets and liabilities. The Trustee's Proposed Plan sets forth the proposed treatment of all the Company's creditors and equity holders. The Trustee's Proposed Plan, if confirmed by the Bankruptcy Court, would resolve most of the legal and factual disputes which currently affect the Company.(3)

A hearing before the Bankruptcy Court on the adequacy of the Disclosure Statement, as well as a hearing on the "Trustee's Motion Regarding Plan Confirmation Issues", was scheduled for June 3, 1998.(4) Wexford Management, L.L.C. and C. Derek Anderson, each shareholders of Bonneville, the Ad Hoc Committee of Common Shareholders (consisting of Thomas Keyes, Steven Steinhouse & Wexford Management, L.L.C.) and Billy R. Thedford, a debenture holder, each filed objections to the Trustee's proposed Disclosure Statement (hereafter collectively the "Objecting Parties").
---------------
(3) One of the issues which would be resolved (settled) if the Trustee's Proposed Plan is confirmed is the amount of post-petition interest to be paid on the approximately $100 million in senior (pre-petition) debt. On December 12, 1997, C. Derek Anderson initiated (and later served) an Adversary Proceeding in the Bankruptcy Court against one of the senior creditors, Halcyon/Alan B. Slifka Management Co. ("Halcyon"), seeking a judgment declaring that Halcyon is not entitled to any (or limited) post-petition interest (Adversary Proceeding No. 97PA-2396). The Trustee moved to intervene in the Adversary Proceeding and the Trustee's motion to intervene was granted at a hearing held on March 2, 1998. The Trustee then filed a Motion to Dismiss Anderson's complaint because the Trustee believes that the post-petition interest issue is better resolved (settled) in the plan confirmation process instead of in an adversary proceeding which involves only two parties-in-interest. Halcyon also filed a Motion to Dismiss. The hearing on the Motions to Dismiss was held as scheduled on March 30, 1998 at which hearing the Court granted the Motions and dismissed, without prejudice, the Adversary Proceeding. The Order Dismissing the Adversary Proceeding was entered on
     April 15, 1998 and Derek Anderson, on or about April 24, 1998, filed an appeal of such Order. The Trustee has filed a Motion to Dismiss the Appeal and Derek Anderson on or about June 5, 1998, filed his opposition to the Trustee's Motion to Dismiss the Appeal.

(4) On or about May 18, 1998, the Bankruptcy Court denied C. Derek Anderson's ex-parte motion to continue (for several weeks) the hearing on the adequacy of the Disclosure Statement.

The hearing on the adequacy of the Disclosure Statement and on the Trustee's Motion was held on June 3, 1998 as scheduled. At the hearing the Trustee informed the Court that while he was holding discussions with NRG Energy concerning Bonneville, he was proceeding with the Trustees's Proposed Plan.
At the hearing the Trustee also informed the Court that the Trustee would be making certain amendments to the Disclosure Statement ("Amendments"). The Court, after hearing the arguments of counsel for the Trustee and for the Objecting Parties, preliminarily ruled that the Disclosure Statement, as modified by the Amendments, would be approved. The Court scheduled a hearing for July 1, 1998 at 2:00 p.m. to consider (a) the Amendments to the Disclosure Statement (and any objection thereto); (b) a proposed form of Order Approving the Disclosure Statement (with the Amendments thereto); and
(c) modifications to the Trustee's April 22, 1998 "Motion Regarding Plan Confirmation Issues".

On June 3, 1998 the Court also denied Wexford Management, L.L.C.'s Motion for the Appointment of an Official Equity Committee.

If the Bankruptcy Court enters a formal order approving the adequacy of the Disclosure Statement, then the Disclosure Statement and the Trustee's Proposed Plan will be circulated to all parties-in-interest and creditors and shareholders will be provided with an opportunity to vote to accept or reject the Trustee's Proposed Plan. Until the Bankruptcy Court enters a formal order approving the adequacy of the Disclosure Statement, no party-in-interest can solicit the acceptance or rejection of the Trustee's Proposed Plan. Any Chapter 11 Plan for the Company must first be approved (confirmed) by the Bankruptcy Court after full notice and hearing (with an opportunity for any party-in-interest to object) before any plan can become effective.

As set forth in the Trustee's Proposed Plan, the Trustee is of the opinion, based upon the particular facts involved in the Company's bankruptcy proceeding, that the Company will be required to pay some interest on the approximately $100,000,000.00 in "senior" bank, trade and current debenture debt. Accordingly, the Trustee has reflected on the Company's books and intends to reflect in the Company's Corporate Income Tax Returns for the year ended December 31, 1997 the interest liability on the approximate $100,000,000.00 of "senior" claims from the petition date at the rates of interest set forth in the Trustee's Proposed Plan.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) has completed its initial work in estimating the value of the Company's (and its affiliates') business assets. The Trustee has made public the summary of such work performed by Bear, Stearns & Company as Exhibit "2" to the Disclosure Statement. Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the current fair market value of such business assets.

The Trustee has employed the law firm of Weil, Gotshal & Manges, L.L.P., with its principal office in New York City, as Special Plan Counsel. The purpose of the employment includes, but is not limited to, advising the Trustee concerning tax issues and assisting the Trustee and his General Counsel concerning a plan of reorganization and issues relating thereto.

For over a year, the Trustee (represented by Weil, Gotshal & Manges, L.L.P) has been attempting to resolve the unsecured claim filed by John D. Weesner (Proof of Claim number 3). Weesner's claim arises from Bonneville Pacific Corporation's efforts in the late 1980's to build and operate small, wood-fired electric power generation plants in Vermont. During that period, Bonneville Pacific Corporation entered into various agreements with Weesner, including (1) an agreement whereunder Bonneville Pacific Corporation is by virtue of a guarantee contingently liable for certain royalty payments that Weesner currently receives from the operation of one plant (the "Ryegate Project"), and (2) an agreement to make certain payments to Weesner in the event that Bonneville Pacific Corporation developed another, similar plant (the "Springfield Project"). Subsequent to entering into the agreements with Weesner, Bonneville Pacific Corporation sold its interest in the Ryegate Project and determined that development of the Springfield Project was commercially impossible. Weesner in his filed proof of claim asserts that he is owed an undetermined amount of money (which he estimates could be many millions of dollars) in respect of Bonneville Pacific Corporation's contingent liability of the Ryegate Project royalties, to compensate him in the event that such payments are not made by the current owners of the plant. In the opinion of the Trustee, Weesner has been unwilling to settle his proof of claim in a manner that reflects a realistic assessment of its true value. Accordingly, the Trustee intends to file a formal objection to such claim in the immediate future, and thereafter move to have the claim allowed at a negligible amount.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------

                            CASH RECONCILIATION

1.  Beginning Cash Balance:                                   $154,981,141.93

2.  Cash Receipts:  (See Page 2 of 2)            597,169.14

3.  Cash Disbursements:  (See Page 2 of 2)      (105,288.54)
                                                 ----------
4.  Net Cash Flow:                                                 491,880.60
                                                                   ----------
5.  Ending Cash Balance:                                      $155,473,022.53
                                                              ===============


                    CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                          AMOUNT                  FINANCIAL INSTITUTION
PAYROLL ACCOUNT                        $1,062.28         FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                       519.57         KEY BANK OF UTAH
GENERAL CORP CASH                     306,964.35         KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT         5,432,360.33  (A)    KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT         11,415,013.85  (A)    US BANK
CHPTR 11 TRUSTEE - JT CD           15,148,237.89  (A)    KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD           27,036,688.98  (A)    BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS            31,810.12  (A)    BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT    96,036,345.43  (A)    NATIONS BANK
PROCEEDS FROM ASSET SALES               4,162.63  (A)    KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE            59,857.10         KEY BANK OF UTAH
                                       ---------
                                 $155,473,022.53
                                 ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                       For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNALS

BANK ACCOUNT                        TOTAL        PAGE REF
PAYROLL ACCOUNT                      $19,381.43     A
PAYROLL TAX ACCOUNT                    9,729.79     B
GENERAL CORP CASH                    114,913.39     C
CHPTR 11 TRUSTEE JOINT ACCT           20,090.18     E
CHPTR 11 TRUSTEE - CD ACCT                 0.00    N/A
CHPTR 11 TRUSTEE - JT CD                   0.00    N/A
CHPTR 11 TRUSTEE - JT CD              75,049.53     F
CHPTR 11 TRUSTEE JT SAVINGS              117.37     G
CHPTR 11 TRUSTEE JOINT MMA ACCT      386,810.41     H
PROCEEDS FROM ASSET SALES                  9.57     I
KYOCERA MAINTENANCE RESERVE           10,178.69     J
                                      ---------
                                     636,280.36
     LESS:  ACCOUNT TRANSFERS        (39,111.22)
                                      ---------
     TOTAL CASH RECEIPTS            $597,169.14
                                    ===========


                         CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                        TOTAL          PAGE REF
PAYROLL ACCOUNT                      $19,534.58       A
PAYROLL TAX ACCOUNT                    9,730.91       B
GENERAL CORP CASH                    101,974.97       D
CHPTR 11 TRUSTEE JOINT ACCT               55.12       E
CHPTR 11 TRUSTEE - CD ACCT                 0.00      N/A
CHPTR 11 TRUSTEE - JT CD                   0.00      N/A
CHPTR 11 TRUSTEE - JT CD                   0.00       F
CHPTR 11 TRUSTEE JT SAVINGS                0.00       G
CHPTR 11 TRUSTEE JOINT MMA ACCT            0.00       H
PROCEEDS FROM ASSET SALES                  0.00       I
KYOCERA MAINTENANCE RESERVE           13,104.18       J
                                      ---------
                                     144,399.76
     LESS:  ACCOUNT TRANSFERS        (39,111.22)
                                      ---------
     TOTAL CASH DISBURSEMENTS       $105,288.54
                                    ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              Payroll Account
                     For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------

                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
05/13/98  CK# 7009   BPC - GENERAL        $9,577.58   PAYROLL TRANSFER
05/26/98  CK# 7028   BPC - GENERAL         9,803.85   PAYROLL TRANSFER
                                           --------
          TOTAL CASH RECEIPTS            $19,381.43
                                         ==========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                 AMOUNT       DESCRIPTION
05/15/98             PAYROLL SUMMARY        $9,577.58
05/31/98             PAYROLL SUMMARY         9,803.85
05/31/98  BANK STMT  IC SECURITY PRINTERS      100.70   PRINTED CHECKS
05/31/98  BANK STMT  FIRST SECURITY BANK        52.45   SERVICE CHARGE
                                                -----
          TOTAL CASH DISBURSEMENTS         $19,534.58
                                           ==========

                                      A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                            Payroll Tax Account
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                    AMOUNT       DESCRIPTION
05/13/98  CK# 7008   BPC - GENERAL            $5,108.68    PR TAX TRANSFER
05/26/98  CK# 7027   BPC - GENERAL             4,621.11    PR TAX TRANSFER
                                               --------
          TOTAL CASH RECEIPTS                 $9,729.79
                                              =========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                   AMOUNT       DESCRIPTION
05/15/98  KEY TAX    KEY BANK OF UTAH        $4,382.18    FEDERAL TAX DEPOSIT
05/31/98  KEY TAX    KEY BANK OF UTAH         3,894.52    FEDERAL TAX DEPOSIT
05/31/98  CK# 1259   UTAH ST TAX COMMISSION   1,453.09    STATE TAX DEPOSIT
05/31/98  BANK STMT  KEY BANK OF UTAH             1.12    BANK SERVICE CHARGE
                                                  ----
          TOTAL CASH DISBURSEMENTS           $9,730.91
                                             =========

                                      B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                        AMOUNT       DESCRIPTION
05/15/98  DS051598   BONNEVILLE FUELS CORP         $13,035.68  EXPENSE REIMBURSEMENT
05/15/98  DS051598   SNELL & WILMER                 31,520.21  SETTLEMENT PAYMENT
05/27/98  DS052798   KYOCERA AMERICA                48,538.17  ENERGY REVENUE-KYOCERA
05/27/98  DS052798   BONNEVILLE NEVADA CORP          2,525.55  EXPENSE REIMBURSEMENT
05/29/98  DS052998   BONNEVILLE PACIFIC SERVICES    18,357.19  EXPENSE REIMBURSEMENT
05/31/98  BANK STMT  KEY BANK OF UTAH                  936.59  INTEREST INCOME
                                                       ------
          TOTAL CASH RECEIPTS                     $114,913.39
                                                  ===========

                                      C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                               AMOUNT     DESCRIPTION
05/04/98  1006983    AMPCO SYSTEM PARKING                  $120.00  RENT-PARKING
05/06/98  1006984    AIRBORNE EXPRESS                        24.16  EXPRESS MAIL EXPENSE
05/06/98  1006985    BENEFICIAL LIFE INSURANCE CO           872.17  INSURANCE-LIFE
05/06/98  1006986    JAMES BERNARD                          229.00  TRAVEL REIMBURSEMENT
05/06/98  1006987    BONNEVILLE PACIFIC SERVICES             77.46  KYOCERA-O&M EXPENSE
05/06/98  1006988    BPC-KYOCERA MAINT RESERVE           10,000.00  TRANSFER-KYOCERA MAINT
05/06/98  1006989    CENTRAL PARKING SYSTEMS                 73.00  RENT-PARKING
05/06/98  1006990    COMPUSERVE                               9.95  OFFICE SUPPLIES & EXPENSE
05/06/98  1006991    DORN ASSOCIATES LTD                 10,906.00  RENT-OFFICE SPACE & PARKING
05/06/98  1006992    FIRST CONTINENTAL LIFE & ACCIDENT    3,191.86  INSURANCE-DENTAL
05/06/98  1006993    FLORAL TAPESTRY                         52.11  OFFICE SUPPLIES & EXPENSE
05/06/98  1006994    FRONTIER COMMUNICATIONS                688.10  TELEPHONE EXPENSE
05/06/98  1006995    GENERATOR POWER SYSTEMS INC            826.50  KYOCERA-O&M EXPENSE
05/06/98  1006996    JD GRIFFIN & ASSOCIATES PC             791.00  OFFICE SUPPLIES & EXPENSE
05/06/98  1006997    MOUNT OLYMPUS WATER                     22.66  OFFICE SUPPLIES & EXPENSE
05/06/98  1006998    MOUNTAIN STATES OFFICE PRODUCTS         94.40  OFFICE SUPPLIES & EXPENSE
05/06/98  1006999    CLARK MOWER                            447.50  TRAVEL REIMBURSEMENT
05/06/98  1007000    PRINTELLIGENT INC                      276.51  OFFICE SUPPLIES & EXPENSE
05/06/98  1007001    TRAVEL ZONE CRUISE ZONE                297.00  TRAVEL EXPENSE
05/06/98  1007002    UNUM LIFE INSURANCE CO               1,515.22  INSURANCE-DISABILITY
05/06/98  1007003    UNITED HEALTH CARE                  19,749.62  INSURANCE-HEALTH
05/06/98  1007004    WELLS FARGO BANK                     1,511.10  401K ADMINISTRATION FEES
05/13/98  1007005    ADVANCED SYSTEMS INC                   111.67  OFFICE SUPPLIES & EXPENSE
05/13/98  1007006    AIRBORNE EXPRESS                        50.14  OFFICE SUPPLIES & EXPENSE
05/13/98  1007007    AUTOMATED OFFICE SYSTEMS INC           299.11  OFFICE SUPPLIES & EXPENSE
05/13/98  1007008    BPC-PAYROLL TAX ACCT                 5,108.68  TRANSFER-PAYROLL TAX ACCT
05/13/98  1007009    BPC-PAYROLL ACCT                     9,577.58  TRANSFER-PAYROLL ACCT
05/13/98  1007010    THE COBB GROUP                          49.00  OFFICE SUPPLIES & EXPENSE
05/13/98  1007011    MARCIA CUSTER                           42.91  OFFICE SUPPLIES & EXPENSE
05/13/98  1007012    GENERATOR POWER SYSTEMS INC         13,579.11  KYOCERA-O&M EXPENSE
05/13/98  1007013    MOUNTAIN STATES OFFICE PRODUCTS        348.06  OFFICE SUPPLIES & EXPENSE
05/13/98  1007014    THE PRUDENTIAL                       1,519.77  INSURANCE-DISABILITY
05/13/98  1007015    SAN DIEGO GAS & ELECTRIC               101.26  KYOCERA-O&M EXPENSE
05/13/98  1007016    STEVEN STEPANEK                         80.63  EXPENSE REIMBURSEMENT
05/13/98  1007017    TRAVEL ZONE CRUISE ZONE                164.00  TRAVEL EXPENSE
05/13/98  1007018    WELLS FARGO BANK                       846.30  401K CONTRIBS & LOAN PMTS
05/20/98  1007019    APPLE SPICE JUNCTION                    62.80  OFFICE SUPPLIES & EXPENSE
05/20/98  1007020    MARCIA CUSTER                          266.44  OFFICE SUPPLIES & EXPENSE
05/20/98  1007021    MOUNT OLYMPUS WATER                     30.04  OFFICE SUPPLIES & EXPENSE
05/20/98  1007022    REDMAN VAN & STORAGE CO              1,305.00  RENT-STORAGE
05/20/98  1007023    STATE OF UTAH                           10.00  OFFICE SUPPLIES & EXPENSE
05/20/98  1007024    SWIRE COCA COLA USA                     62.98  OFFICE SUPPLIES & EXPENSE
05/20/98  1007025    US WEST COMMUNICATIONS                 679.43  TELEPHONE EXPENSE
05/26/98  1007026    AIRBORNE EXPRESS                        29.94  EXPRESS MAIL EXPENSE

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             General Corp Cash
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                   CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #      PAYEE                             AMOUNT       DESCRIPTION
05/26/98  1007027    BPC-PAYROLL TAX ACCOUNT              4,621.11  TRANSFER-PAYROLL TAX ACCT
05/26/98  1007028    BPC-PAYROLL  ACCOUNT                 9,803.85  TRANSFER-PAYROLL ACCT
05/26/98  1007029    WELLS FARGO BANK                       861.46  401K CONTRIBS & LOAN PMTS
05/26/98  1007030    XEROX CORP                             420.67  OFFICE SUPPLIES & EXPENSE
05/31/98  BANK STMT  IC SECURITY PRINTERS                   114.77  OFFICE SUPPLIES & EXPENSE
05/31/98  BANK STMT  KEY BANK OF UTAH                        52.94  BANK SERVICE CHARGE
                                                             -----
          TOTAL CASH DISBURSEMENTS                     $101,974.97
                                                       ===========

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                     Chapter 11 Trustee Joint Account
                     For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                  AMOUNT      DESCRIPTION
05/31/98  BANK STMT  KEY BANK               20,090.18   INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                   AMOUNT      DESCRIPTION
05/31/98  BANK STMT  KEY BANK OF UTAH        55.12       BANK SERVICE CHARGE

                                      E

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - CD Account
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
05/31/98  BANK STMT  BANK ONE            $75,049.53   INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT        DESCRIPTION
                     NONE

                                    F

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                      Chapter 11 Trustee JT Savings
                     For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                          CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
05/31/98  BANK STMT  BANK ONE             $117.37      INTEREST INCOME


                       CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                AMOUNT       DESCRIPTION
                     NONE

                                      G

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                     Chapter 11 Trustee JT - MMA Account
                       For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
05/31/98  BANK STMT  NATIONS BANK        $386,810.41  INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYOR                AMOUNT       DESCRIPTION
                     NONE

                                      H

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Proceeds From Asset Sales
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                           CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR               AMOUNT       DESCRIPTION
05/31/98  BANK STMT  KEY BANK OF UTAH    $9.57        INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE               AMOUNT       DESCRIPTION
                     NONE

                                      I

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                        Kyocera Maintenance Reserve
                      For Period May 1 - May 31, 1998
-----------------------------------------------------------------------------


                            CASH RECEIPTS JOURNAL

DATE      DOC #      PAYOR                     AMOUNT       DESCRIPTION
05/01/98  CK# 6988   BONNEVILLE PACIFIC CORP   $10,000.00   TRANSFER
05/31/98  BANK STMT  KEY BANK OF UTAH              178.69   INTEREST INCOME
                                                   ------
          TOTAL CASH RECEIPTS                  $10,178.69
                                               ==========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT       DESCRIPTION
05/20/98  CK #1043   GENERATOR POWER SYSTEMS   $13,104.18   KYOCERA O&M EXPENSE

                                      J

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                              Balance Sheet
                           As of May 31, 1998
-----------------------------------------------------------------------------


ASSETS
Current Assets:
   Cash                                          $155,473,023
   Accounts receivable - trade                        108,545
   Accounts receivable - settlements (Note 4)       1,500,000
   Accounts receivable - affiliates                    17,926
   Prepaid insurance                                   (1,645)
   Accrued interest receivable                        449,061
                                                      -------
   Total current assets                                          $157,546,910
Fixes Assets:
   Land                                               198,424
   Equipment, furniture and fixtures                3,809,639
                                                    ---------
   Total fixed assets                               4,008,063
   Less:  Accumulated depreciation                 (3,223,508)
                                                    ---------
   Net fixed assets                                                   784,555
Other Assets:
   Investment in and advances to subsidiaries
      and partnership (Note 7)                     27,232,218
   Other assets                                         1,820
                                                        -----
   Total other assets                                              27,234,038
                                                                   ----------
TOTAL ASSETS                                                     $185,565,503
                                                                 ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                           $87,845
   Accounts payable - professional fees
      and costs                                       962,443
   Accrued income taxes payable (Note 5)                    0
   Taxes payable                                            0
   Accrued interest                                48,478,609
                                                   ----------
   Total post-petition liabilities                                $49,528,897
Pre-Petition Liabilities:
   Priority claims                                      5,180
   Secured debt                                             0
   Unsecured debt (Notes 1 and 3)                  99,953,656
                                                   ----------
Total Pre-Petition Liabilities                                     99,958,836
                                                                   ----------
TOTAL LIABILITIES                                                 149,487,733

Commitments and Contingent Liabilities (Note 3)

OWNER'S EQUITY
Capital Stock or Owner's Investment                   213,752
Paid-In-Capital                                   121,590,029
Treasury Stock                                     (2,308,255)
Retained Earnings:
   Pre-Petition                                   (56,551,908)
   Post-Petition (Note 6)                         (26,865,848)
                                                   ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                               36,077,770
                                                                   ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                             $185,565,503
                                                                 ============

                                                                     Form 2-C

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                          Profit and Loss Statement
                      For Period May 1 to May 31, 1998
-----------------------------------------------------------------------------


Gross operating revenue                                $229,651
Less discount, returns and allowances                         0
                                                              -
   Net operating revenue                                            $229,651

   Cost of goods sold                                               (129,238)
                                                                     -------
   Gross profit                                                      100,413

Operating expenses:
   Salaries and wages                                    29,537
   Rent and leases                                        1,964
   Payroll taxes                                         10,626
   Insurance                                              1,752
   Other                                                  6,247
                                                          -----
   Total operating expenses                                          (50,126)
                                                                      ------
   Operating income (loss)                                            50,287

Legal and professional fees and costs (Note 4)           86,484
Depreciation, depletion and administration                3,618
Claims settlement expense                                     0
Interest expense                                        636,648
                                                        -------
   Total                                                            (726,750)
                                                                     -------
   Net operating income (loss)                                      (676,463)

Non-operating income and (expenses):
   Interest income                                      682,018
   Other income - settlements                                 0
   Approved claims                                       31,520
   Other income                                               0
   Equity in earnings (losses) of subsidiaries
      and partnerships (Note 2)                         755,147
                                                        -------
         Net non-operating income or (expenses)                    1,468,685
                                                                   ---------
         Net income (loss) before income taxes                       792,222

         Provision for income taxes (benefit) (Note 5)                     0
                                                                           -
         NET INCOME (LOSS)                                          $792,222
                                                                    ========

                                                                     Form 2-D
                                                                  Page 1 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                      For Period May 1 to May 31, 1998
-----------------------------------------------------------------------------


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due, and pre-petition secured debt to the extent that the underlying collateral equals or exceeds the outstanding principal plus the accrued interest payable. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the Conditional Letter Agreement signed by the Trustee and holders of certain senior claims that provides for the calculation and payment of post-petition interest on certain pre-petition unsecured debt, interest has now been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Conditional Letter Agreement. For further information see disclosure statement for Trustee Chapter 11 Plan dated 4/22/98.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Potential Claims. Unrecorded liabilities and potential claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $10,000,000.00, limited partner claims in the approximate amount of $2,900,000.00, Section 510(b) equity claims in the approximate amount of $44,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, $400,000.00 for attorneys of certain senior creditor's fees as agreed in the Conditional Letter Agreement, potential administrative fees which may be allowed by the Bankruptcy Court and the contingent unsecured claim of John Weesner (proof of claim #3). For further information see disclosure statement for Trustee Chapter 11 Plan dated 4/22/98.

     The recording of the above described liabilities or potential claims, if allowed, will reduce equity by a corresponding amount.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    General Notes to Financial Statements
                                (Continued)
                      For Period May 1 to May 31, 1998
-----------------------------------------------------------------------------


     For further information concerning liabilities and potential claims, see the "Trustee's Preliminary Report (Estimate) Concerning Claims Filed Against the Estate" dated March 17, 1997, which was originally filed on March 17, 1997 and which was originally attached to the Financial Report for the period February 1, 1997 through February 28, 1997 and the "Report of Trustee Regarding Administration of the Estate from 7/1/96 through 6/30/97" filed with the Bankruptcy Court on September 4, 1997.

4. Accounts Receivable Settlement represent only court approved settlements where all conditions precedent have occurred and the settlement was fully effective as of May 31, 1998 and are reflected on the May 31, 1998 Financial Statements. Approved settlement is as follows:

               Piper Jaffray             1,500,000

5. As of December 31, 1996, Bonneville and Subsidiaries had approximately $3,488,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $6,925,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by Alternative Minimum Tax Loss carry-forwards.

6. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt at rates set forth in the Conditional Letter Agreement dated December 31, 1997.

7. Investment in and advances to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated (based upon the valuation work of Trustee's Financial Advisor) is believed to be materially less than the current market value of such assets. See Exhibit "2" to the Disclosure Statement.

                                                                     Form 2-D
                                                                  Page 3 of 3

                              DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                        Case No. 91A-27701
                              Taxes Payable Schedule (Post-Petition)
                               For the Period May 1 to May 31, 1998


                               Beginning                               Payments    Date      Check    Ending
                               Balance     Adjustments   Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                         $0.00         $0.00    ($4,348.82)   $2,174.58  05/15/98  KEY TAX  $0.00
                                                                         2,174.24  05/31/98  KEY TAX

   State                            0.00                   (1,453.09)    1,453.09  05/31/98  1259

FICA tax withheld                   0.00                   (1,963.94)    1,103.80  05/15/98  KEY TAX
                                                                           860.14  05/31/98  KEY TAX   0.00

Employer's FICA tax                 0.00                   (1,963.94)    1,103.80  05/15/98  KEY TAX
                                                                           860.14  05/31/98  KEY TAX   0.00

Unemployment tax:
   Federal                          0.00                        0.00                                   0.00
   State                            0.00                        0.00                                   0.00

Sales, use & excise taxes           0.00                                                               0.00
   Property taxes                   0.00                        0.00                                   0.00

Accrued income tax:
   Federal                          0.00          0.00                                                 0.00
   State                            0.00          0.00          0.00                                   0.00

Delaware franchise tax              0.00                                                               0.00 (*)

Employee withholding                0.00          0.00     (1,544.36)      764.60  05/13/98  1007018   0.00
                                    ----          ----      --------       779.76  05/26/98  1007029   ----
                                                                           ------
TOTALS                             $0.00         $0.00   ($11,274.15)  $11,274.15                     $0.00
                                   =====         =====    ==========   ==========                     =====

(*) Amount subject to results of audit.

                        DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                                  Case No. 91A-27701
                                  Insurance Schedule
                          For Period May 1 to May 31, 1998

                                                                  Policy
                                                      Amount of   Expiration   Premium Paid
                              Carrier/Agent           Coverage    Date         Thru Date
Worker's Compensation         Various State Funds     Statutory
                                                      $1,000,000  (A)          05/31/98

General Liability             Travelers Insurance/
                              Sedgwick James          5,000,000   08/17/98     08/17/98

Vehicles                      Travelers Insurance/
   (Hired/Non-Owned)          Sedgwick James          5,000,000   08/17/98     08/17/98

Property:
   Bonneville Pacific         Federal Insurance Co./
                              Sedgwick James          735,000     08/17/98     08/17/98

   Kyocera                    Federal/Hartford Steam/
                              Sedgwick James          5,352,879   08/17/98     08/17/98

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                                                                     Form 2-E
                                                                  Page 2 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                      For Period May 1 to May 31, 1998
-----------------------------------------------------------------------------


                                                              Accounts
                             Non-Affiliate     Accounts       Payable
                             Accounts          Payable        Professional
                             Receivable        Trade          Fees
Under 30 days                $1,608,545           $82,954     $962,443
30 to 60 days                         0               317            0
61 to 90 days                         0                 0            0
Over 90 days                          0             4,574            0
                                      -             -----            -
Total post-petition           1,608,545            87,845      962,443

Pre-petition amounts                  0         3,664,200            0
                                      -         ---------            -
Total accounts receivable    $1,608,545
                             ==========
Total accounts payable                         $3,752,045     $962,443
                                               ==========     ========

                             Affiliate
                             Accounts
                             Receivable

Under 30 days                    $7,889
30 to 60 days                    10,037
61 to 90 days                         0
Over 90 days                          0
                                      -
Total post-petition
   affiliate accounts
   receivable                   $17,926
                                =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
 Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                      For Period May 1 to May 31, 1998
-----------------------------------------------------------------------------


                                                Date of
                                                Court      Estimated
                                  Amount Paid   Approval   Balance Due
Court Appointed Trustee                    $0       -       $66,572      (1)
Trustee's Counsel                           0       -       202,344      (1)
Trustee's Accountants                       0       -        28,599
Trustee's Special Plan Counsel              0       -        70,000
Special Litigation Counsel for
   Trustee - Costs                          0       -             0
   Trustee - Fees                           0       -       495,000      (2)
Auditors                                    0       -        99,927
Financial Consultants                       0       -             0      (3)
                                            -                     -
   Total                                   $0              $962,442
                                           ==              ========

(1) Includes only hourly rate and miscellaneous Trustee costs. Does not include any additional amounts that may be awarded by the court relating to 11 USC Section 326 or as an enhanced fee to either the Trustee or the Trustee's general counsel.

(2) Includes an accrual for any contingent fees due as a result of Court approved settlements or recoveries. Estimated contingent fees are accrued when settlements are approved by the Court. The contingent fees that have been accrued on settlements approved by the Court are as follows:

        $1,500,000.00 - Piper Jaffray Settlement (due 9/98)   Fees - $495,000

(3) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                  Form 2-E
                                                                  Page 4 of 5
                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                 Schedule of Payments to Principal/Executives
                      For Period May 1 to May 31, 1998
-----------------------------------------------------------------------------


Payee Name         Position        Nature of Payment       Amount
Ralph F. Cox       Director        Director Fees                $0.00

Calvin L. Rampton  Director        Director Fees                $0.00

Clark M. Mower     President       Salary                  $12,833.34
                                   Expense Reimbursement      $447.50

                                                                     Form 2-E
                                                                  Page 5 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                           Quarterly Fee Summary
                         Month Ended May 31, 1998
-----------------------------------------------------------------------------

                           Cash            Quarterly    Payment
                           Disbursement    Fee Due      Check No.   Date
January                      $377,740.24
February                      169,278.67
March                         149,371.16
                              ----------
    Total 1st Quarter         696,390.07

April                       1,903,079.51
May                           105,288.54
June
                              ----------
    Total 2nd Quarter       2,008,368.05

July
August
September
    Total 3rd Quarter

October
November
December
    Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F







